EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                     Chapter 11

  IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,        Case No. 01-15288 (BRL)
                      Debtors                        through 01-15302, 01-15308
                                                     through 01-15315 (BRL)

                         MONTHLY OPERATING STATEMENT FOR
                     THE PERIOD AUGUST 1 TO AUGUST 31, 2003


DEBTORS' ADDRESS:           Bethlehem Steel Corporation
                            1170 Eighth Avenue
                            Bethlehem, PA 18016

DISBURSEMENTS:  August 1 to August 31, 2003 (millions):           $12.8
     (see attached schedule for disbursements by Debtor)

DEBTORS' ATTORNEY:          Weil, Gotshal & Manges LLP
                            767 Fifth Avenue
                            New York, NY 10153
                            Jeffrey L. Tanenbaum (JT 9797)
                            George A. Davis (GD 2761)


REPORT PREPARER:            Bethlehem Steel Corporation

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.



                                                   /s/ Lonnie A. Arnett
DATE:     September 22, 2003                      ------------------------------
                                                  Lonnie A. Arnett
                                                  Vice President, Controller
                                                  and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
              CONSOLIDATED STATEMENT OF RECEIPTS AND DISBURSEMENTS
                FOR THE PERIOD AUGUST 1, 2003 TO AUGUST 31, 2003
                              (dollars in millions)



      RECEIPTS:
        Proceeds from benefit trusts                                    $1.3
        Other                                                            0.9
                                                         --------------------
           Total Receipts                                                2.2

      DISBURSEMENTS:
        Working capital adjustment (Note 1)                              9.3
        Accrued employee benefits                                        2.4
        Other                                                            0.6
        Reorganization costs                                             0.4
        Accrued payroll                                                  0.1
                                                         --------------------
           Total Disbursements                                          12.8
                                                         --------------------

      CASH ON HAND, BEGINNING                                          106.6
                                                         --------------------

      CASH ON HAND, ENDING                                             $96.0
                                                         ====================



The accompanying Notes are an integral part of the Consolidated Statement of Receipts and Disbursements.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

  NOTES TO AUGUST 31, 2003 CONSOLIDATED STATEMENT OF RECEIPTS AND DISBURSEMENTS
                                   (unaudited)

1. This Consolidated Statement of Receipts and Disbursements is unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003.

On October 15, 2001, Bethlehem Steel Corporation and 22 of its wholly owned subsidiaries (collectively, the Debtors) filed voluntary petitions for relief under chapter 11 of the United States Code (the Code) in the United States Bankruptcy Court for the Southern District of New York (the Court).

On March 12, 2003, we signed an asset purchase agreement (APA) to sell substantially all of our assets to a subsidiary of International Steel Group, Inc. (ISG) for cash, ISG Class B common stock and the assumption of certain liabilities. The APA was approved by the Court on April 22, 2003. In connection with the approval of the APA, among other matters, the United Steelworkers of America agreed to release substantially all claims against Bethlehem and subsidiary companies; the trustees of the funds under the Coal Industry Health Benefit Retiree Act of 1992 agreed to withdraw their civil action filed on March 18, 2003 in the United States District Court for the District of Columbia for injunctive relief and agreed to settle certain claims against Bethlehem and "related persons"; and the Pension Benefit Guaranty Corporation (PBGC) agreed to release certain claims against any member of Bethlehem's "controlled group" under Title IV of ERISA.

Closing of the sale of substantially all of our assets to ISG was completed on May 7, 2003, however, the effective closing date for financial purposes is the opening of business on May 1, 2003. At closing Bethlehem received approximately $752 million in cash and a $120 million receivable that has been subsequently collected, the total of which is expected to be sufficient to satisfy all allowed secured, administrative and priority claims, with any excess cash being paid to ISG before Bethlehem's chapter 11 case is closed. Bethlehem also received at closing ISG Class B common stock, with an expected value of $15 million, that together with any bankruptcy avoidance claims are the only assets available to distribute to allowed pre-petition unsecured creditors. Under the terms of the APA, the class B common stock will be returned to ISG if all allowed secured, administrative and priority claims are not paid. No value will be distributed to Bethlehem's common, preferred or preference equity holders.

The terms of the APA required a minimum level of working capital at April 30,2003. Subsequent to the sale, Bethlehem and ISG determined that ISG was due approximately $9 million for adjustments to April 30, 2003 working capital. Bethlehem returned this amount to ISG during August 2003.

As a result of the sale of substantially all of our assets to ISG, Bethlehem no longer has operations effective April 30, 2003 and is in the process of liquidating the Company. Bethlehem filed a chapter 11 plan of liquidation and a disclosure statement with the Court on July 29, 2003. A hearing is tentatively scheduled with the Court on October 22, 2003 to confirm the plan of liquidation. Following the effectiveness of its plan of liquidation, Bethlehem's chapter 11 case can be closed.

On March 25, 2003, the Court approved a motion under section 1114 of the Code terminating retiree health care and life insurance benefits (OPEB) for claims incurred after March 31, 2003, for substantially all current and future retired employees and their eligible dependents. Claims incurred on or before March 31, 2003 and received on or before May 31, 2003 will be paid. If sufficient funds are available after all allowed secured, priority and administrative claims have been paid, the Court also has required Bethlehem to reimburse up to two weeks of COBRA premiums paid by Bethlehem's COBRA enrollees. Bethlehem expects to have sufficient funds for this reimbursement and has reflected the estimated amounts in other current liabilities as of June 30, 2003.

On December 18, 2002, the PBGC filed a complaint in the United States District Court for the Eastern District of Pennsylvania alleging there was sufficient cause under applicable laws to terminate the Pension Plan of Bethlehem Steel Corporation and Subsidiary Companies (the Pension Plan). The complaint requested, among other things, that December 18, 2002 be established as the Pension Plan's termination date and that the PBGC be appointed the Pension Plan's ERISA trustee with full responsibility for managing Pension Plan assets and administering Pension Plan benefits. By agreement dated April 30, 2003, the litigation was resolved on the basis that the Pension Plan be terminated effective December 18, 2002 and the PBGC assume the duties of ERISA trustee of the Pension Plan effective April 30, 2003. As a result of the PBGC's action to terminate Bethlehem's Pension Plan, we did not record any pension expense in 2003.

The bar date by which creditors, other than employees and former employees, were required to file proofs of claim with the Court was September 30, 2002. On May 14, 2003, the Court approved an order establishing July 11, 2003 as the bar date by which employees and former employees as creditors were required to file proofs of claim. Differences between the amounts reflected on Bethlehem's records and claims by creditors will be investigated and resolved in connection with our claims resolution process. That process has commenced and, in light of the number of claims filed, will take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known. It is reasonably possible that the amount of claims ultimately allowed by the Court will differ materially from the amounts presently recorded by Bethlehem. Under the terms of the APA mentioned in Note 1, the ISG Class B common stock with an expected value of $15 million together with any bankruptcy avoidance claims that Bethlehem may have are the only assets available for distribution to allowed pre-petition unsecured claims.

2. As a result of the events mentioned in Note 1, Bethlehem recorded a loss for impairment of long-lived assets of approximately $2.3 billion and a loss for unrecognized past service cost resulting from the termination of OPEB of $10 million in March 2003. In addition, Bethlehem adopted the liquidation basis of accounting as of April 30, 2003. The liquidation basis of accounting required Bethlehem to accrue approximately $28 million as an estimate for expenses to be incurred during the period through closing the chapter 11 case. It also requires that assets be stated at their estimated net realizable value which was accomplished with the impairment charge recognized in March 2003. Bethlehem also adjusted certain liabilities to reflect net realizable value. Bethlehem's pre-petition unsecured liabilities of approximately $6 billion continue to be valued at their historical basis until "legal release" by the Court. This release will occur when the ISG Class B common stock, with an expected value of $15 million becomes available to distribute to allowed pre-petition unsecured creditors. Such creditors are also entitled to receive the benefits of any bankruptcy avoidance claims that Bethlehem may have. These claims have not been valued at this time.

The pro forma statement of net liabilities as of April 30, 2003 and August 31, 2003 reflecting (1) the adoption of the liquidation basis of accounting, (2) the sale of substantially all of our assets to ISG and (3) the revaluation of liabilities upon "legal release" to their anticipated settlement value and other required adjustments and (4) May through August 2003 transactions follows ($ in millions):


      BETHLEHEM STEEL CORPORATION
      PRO FORMA CONSOLIDATED STATEMENT OF NET LIABILITIES
      APRIL 30 AND AUGUST 31, 2003


                                        Net Liabilities           (a)            Pro Forma            (b)              Pro Forma
      ASSETS                               April 30           Adjustments         April 30       Transactions           August 31
                                        ----------------    ---------------    --------------    ---------------     ---------------
        Current Assets:
          Cash and cash
            Equivalents                 $          90.2     $          7.8    $         98.0    $          (2.0)    $          96.0
          Receivables                             377.3             (257.3)            120.0             (120.0)                -
          Inventories                             703.0             (703.0)              -                  -                   -
          Other current assets                     15.0               (5.0)             10.0               (7.8)                2.2
                                        ----------------    ---------------    --------------    ---------------     ---------------
        Total Current Assets                    1,185.5             (957.5)            228.0             (129.8)               98.2
        Investments and
          Miscellaneous Assets                     12.0                3.0              15.0                -                  15.0
        Property, Plant and
          Equipment - net                         347.1             (347.1)              -                  -                   -
                                        ----------------    ---------------    --------------    ---------------     ---------------
        Total Assets                            1,544.6           (1,301.6)            243.0             (129.8)              113.2
                                        ----------------    ---------------    --------------    ---------------     ---------------

      LIABILITIES
        Current Liabilities:
          Accounts payable                        202.3             (202.3)              -                  -                   -
          Accrued employment
            Costs                                  91.4               10.6             102.0              (93.4)                8.6
          Secured debt and
             capital lease
             obligations-current                  690.1             (690.1)              -                  -                   -
          Other current liabilities               108.0               33.0             141.0              (36.4)              104.6
                                        ----------------    ---------------    --------------    ---------------     ---------------
        Total Current Liabilities               1,091.8             (848.8)            243.0             (129.8)              113.2
        Secured Debt and
          Capital Lease
          Obligations                              80.1              (80.1)              -                  -                   -
        Deferred Gains and
          Other Long-Term
          Liabilities                             116.7             (116.7)              -                  -                   -

        Liabilities Subject to
          Compromise                            6,077.7           (6,077.7)              -                  -                   -
                                        ----------------    ---------------    --------------    ---------------     ---------------
        Total Liabilities                       7,366.3           (7,123.3)            243.0             (129.8)              113.2

        Net Liabilities                 $      (5,821.7)    $      5,821.7    $           -     $            -      $            -
                                        ================    ===============    ==============    ===============     ===============


      Notes:

      a- To reflect sale of substantially all of Bethlehem's assets to ISG and to write-down liabilities of approximately $5.9 billion to anticipated settlement amount and to record other required adjustments.

      b- To reflect May through August transactions and adjust anticipated settlement amounts.

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements


                                                                                    Month Ended
        (dollars in thousands)                                                     August 31, 2003
                                                                               ---------------------

        Bethlehem Steel Corporation                                                         $12,766
        Alliance Coatings Company, LLC                                                            0
        BethEnergy Mines Inc.                                                                     0
        Bethlehem Cold Rold Corporation                                                           0
        Bethlehem Development Corporation                                                         0
        Bethlehem Rail Corporation                                                                0
        Bethlehem Steel de Mexico, S.A. de C.V.                                                   0
        Bethlehem Steel Export Company of Canada, Limited                                         0
        Bethlehem Steel Export Corporation                                                        0
        BethPlan Corp.                                                                            0
        Chicago Cold Rolling, L.L.C.                                                              0
        Eagle Nest Inc.                                                                           0
        Encoat North Arlington, Inc.                                                              0
        Energy Coatings Company                                                                   0
        Greenwood Mining Corporation                                                              0
        HPM Corporation                                                                           0
        Kenacre Land Corporation                                                                  0
        LI Service Company                                                                        0
        Marmoraton Mining Company, Ltd.                                                           0
        Mississippi Coatings Limited Corporation                                                  0
        Mississippi Coatings Line Corporation                                                     0
        Ohio Steel Service Company, LLC                                                           0
        Primeacre Land Corporation                                                                0

                                                                               ---------------------
                                                                                            $12,766


        Note:   Inter-company disbursements are excluded from this schedule.

                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to the U.S. Trustee upon request.